                                                             Exhibit 99.906.cert

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST (the "Fund"), that:

   (a) the Annual Report of the Fund on Form N-CSR for the period ended November 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Fund for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE FUND AND WILL BE RETAINED BY THE FUND AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Date: January 13, 2004
      ----------------


/S/ James L. O'Connor
-----------------------------
James L. O'Connor
Treasurer

Date: January 13, 2004
      ----------------


/S/ Thomas J. Fetter
-----------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.906.cert

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE FLORIDA MUNICIPAL INCOME TRUST (the "Fund"), that:

  (a) the Annual Report of the Fund on Form N-CSR for the period ended November 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Fund for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE FUND AND WILL BE RETAINED BY THE FUND AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Date: January 13, 2004
      ----------------


/S/ James L. O'Connor
-----------------------------
James L. O'Connor
Treasurer

Date: January 13, 2004
      ----------------


/S/ Thomas J. Fetter
-----------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.906.cert

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST (the "Fund"), that:

  (a) the Annual Report of the Fund on Form N-CSR for the period ended November 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Fund for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE FUND AND WILL BE RETAINED BY THE FUND AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Date: January 13, 2004
      ----------------


/S/ James L. O'Connor
-----------------------------
James L. O'Connor
Treasurer

Date: January 13, 2004
      ----------------


/S/ Thomas J. Fetter
-----------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.906.cert

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Michigan Municipal Income Trust (the "Fund"), that:

  (a) the Annual Report of the Fund on Form N-CSR for the period ended November 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Fund for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE FUND AND WILL BE RETAINED BY THE FUND AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Date: January 13, 2003
      ----------------


/S/ James L. O'Connor
---------------------
James L. O'Connor
Treasurer

Date: January 13, 2004
      ----------------

/S/ Thomas J. Fetter
------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.906.cert

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST (the "Fund"), that:

  (a) the Annual Report of the Fund on Form N-CSR for the period ended November 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Fund for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE FUND AND WILL BE RETAINED BY THE FUND AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Date: January 13, 2004
      ----------------


/S/ James L. O'Connor
-----------------------------
James L. O'Connor
Treasurer

Date: January 13, 2004
      ----------------


/S/ Thomas J. Fetter
-----------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.906.cert

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE NEW YORK MUNICIPAL INCOME TRUST (the "Fund"), that:

  (a) the Annual Report of the Fund on Form N-CSR for the period ended November 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Fund for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE FUND AND WILL BE RETAINED BY THE FUND AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Date: January 13, 2004
      ----------------

 /s/ James L. O'Connor
-----------------------------
James L. O'Connor
Treasurer

Date: January 13, 2004
      ----------------

 /s/ Thomas J. Fetter
-----------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.906.cert

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE OHIO MUNICIPAL INCOME TRUST (the "Fund"), that:

  (a) the Annual Report of the Fund on Form N-CSR for the period ended November 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Fund for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE FUND AND WILL BE RETAINED BY THE FUND AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Date: January 13, 2004
      ----------------


/S/ James L. O'Connor
-----------------------------
James L. O'Connor
Treasurer

Date: January 13, 2004
      ----------------


/S/ Thomas J. Fetter
-----------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.906.cert

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Pennsylvania Municipal Income Trust (the "Fund"), that:

  (a) the Annual Report of the Fund on Form N-CSR for the period ended November 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Fund for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE FUND AND WILL BE RETAINED BY THE FUND AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Date: January 13, 2003
      ----------------


/S/ James L. O'Connor
---------------------
James L. O'Connor
Treasurer

Date: January 13, 2004
      ----------------


/S/ Thomas J. Fetter
--------------------
Thomas J. Fetter
President